Exhibit 99.1

Contact: 480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS WITHDRAWS OFFER FOR DELTA AIR LINES
     Tempe, Ariz., January 31, 2007 — US Airways (NYSE: LCC) today withdrew its offer to merge with Delta Air Lines Inc. (OTC: DALRQ). The airline was informed earlier today that the Official Unsecured Creditors’ Committee would not meet its demands by the airline’s established deadline of Feb. 1, 2007. As previously announced, US Airways’ offer of $5.0 billion in cash and 89.5 million shares of US Airways stock would have expired on Feb. 1, 2007, unless there was affirmative support from the Official Unsecured Creditors’ Committee for commencement of due diligence, making the required filings under Hart-Scott-Rodino, as well as the postponement of Delta’s hearing on its Disclosure Statement scheduled for Feb. 7, 2007.
     US Airways Chairman and Chief Executive Officer Doug Parker stated, “We are disappointed that the Committee, which has been chosen to act on behalf of all Delta creditors, is ignoring its fiduciary obligation to those creditors. Our proposal would have provided substantially more value to Delta’s unsecured creditors than the Delta stand-alone plan. We would have created a better and more financially stable airline that offered more choice to consumers and increased job security to its employees. Our merger would have been able to be consummated in a reasonable time-frame and we would have been able to obtain all requisite regulatory approvals.
     “The publicly traded bonds of Delta have fallen precipitously since rumors of this Committee decision were leaked last week, reducing the implied market valuation of what Delta’s unsecured creditors can expect to recover in these cases by over $1.5 billion. We empathize with the investors who purchased Delta bonds at increasingly higher prices since our offer was announced last November and thank them for their support of our proposal and their confidence in our team. It is now clear that there will not be an opportunity with the Committee to move forward in a timely or productive manner and as a result, we have withdrawn our offer.”
     Mr. Parker added, “At US Airways, we are extremely confident in our own stand-alone plan. Earlier this week, we announced a 2006 profit (excluding charges) of over $500 million, far and away the best performance by a network airline. Our employees will share $59 million of well-deserved profit sharing payments as a result. Looking forward, we expect even higher earnings and a higher profit sharing pool in 2007. Our 35,000 employees are doing a wonderful job of transforming US Airways and we are committed to building the best airline we can for them. I can’t thank them enough for their support, encouragement, and professionalism during this process. I am very proud of how our entire team performed.”

     US Airways is the fifth largest domestic airline employing nearly 35,000 aviation professionals worldwide. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,800 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The new US Airways — the product of a merger between America West and US Airways in September 2005 — is a member of the Star Alliance, which provides connections for our customers to 841 destinations in 157 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCG)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the “Company”). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; our high level of fixed obligations and our ability to obtain and maintain financing for operations and other purposes; our ability to achieve the synergies anticipated as a result of the merger and to achieve those synergies in a timely manner; our ability to integrate the management, operations and labor groups of US Airways Group and America West Holdings; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of future significant operating losses; changes in prevailing interest rates; our ability to obtain and maintain commercially reasonable terms with vendors and service providers and our reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; our ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of our hub airports; weather conditions; our ability to obtain and maintain any necessary financing for operations and other purposes; our ability to maintain adequate liquidity; our ability to maintain contracts that are critical to our operations; our ability to operate pursuant to the terms of our financing facilities (particularly the financial covenants); our ability to attract and retain customers; the cyclical nature of the airline industry; our ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from time to time in our reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended Sept. 30, 2006, which is available at www.usairways.com.
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